EXHIBIT 10.4

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 20, 2023.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

UNSECURED CONVERTIBLE DEBENTURE

BODY AND MIND INC.

(a corporation existing under the laws of the state of Nevada)

DEBENTURE

CERTIFICATE NUMBER: 2022-12-[●]	PRINCIPAL AMOUNT: US$[●]

BODY AND MIND INC. (the “Borrower”), for value received, hereby acknowledges itself indebted and promises to pay to [●] (hereinafter referred to as the “Lender”), the principal amount of US$[●] (the “Principal Amount”) in lawful money of the United States in the manner hereinafter provided at the address of the Lender set forth in Section 7.2 of Schedule A hereto, or at such other place or places as the Lender may designate by notice in writing to the Borrower, on the date that is five years from the date of issuance of this Debenture (the “Maturity Date”), and to pay interest on the Principal Amount outstanding from time to time owing hereunder to the date of payment as hereinafter provided.

The Lender has the right, from time to time and at any time prior to 4:00 p.m. (New York Time) on the Business Day (as defined herein) immediately preceding the Maturity Date to convert all or any portion of the outstanding Principal Amount and/or any accrued interest into Common Stock (as defined herein), at a price, with respect to the Principal Amount and any accrued interest, equal to the Conversion Price (as defined herein), subject to adjustment in certain events. Interest shall accrue monthly, compound annually, and shall be payable on the Maturity Date of the Debenture.

Unless the Lender exercises the conversion rights attached to this Debenture, the Principal Amount owing, or the portion of the Principal Amount which has yet to be converted, together with any amounts now or hereafter payable hereunder including accrued and unpaid interest (collectively, the “Obligations”) shall be due and payable on the Maturity Date in accordance with the terms hereof. This Debenture is issued subject to the terms and conditions appended hereto as Schedule A.

(See terms and conditions attached hereto)

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IN WITNESS WHEREOF, the Borrower has caused this Debenture to be executed by a duly authorized officer.

DATED for reference this 19th day of December, 2022.

BODY AND MIND INC.

Per:
Authorized Signatory

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Schedule A

TERMS AND CONDITIONS OF UNSECURED CONVERTIBLE DEBENTURE

ARTICLE I

INTERPRETATION

Section 1.1 Definitions

In this Debenture, the following terms shall have the following meanings:

“Applicable Securities Laws” means the Securities Act (British Columbia) and the securities laws of any other province, state or territory of Canada and the United States, if applicable, and the rules, regulations and policies of any securities regulatory authority administering such securities laws, as the same shall be in effect from time to time.

“Authorized Share Increase” has the meaning attributed thereto in Section 3.8.

“Base Conversion Price” has the meaning attributed thereto in Section 3.3.

“Borrower” has the meaning attributed thereto in the Debenture.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, United States, are authorized by law to close.

“Buy-In Price” has the meaning attributed thereto in Section 3.2.

“CDS” means CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., as nominee for certain Canadian brokerage firms).

“Common Stock” means shares of the common stock of the Borrower, par value $0.0001 per share, or the common shares of the continuing corporation or other resulting issuer formed as a result of a Merger.

“Conversion Amount” has the meaning attributed thereto in Section 3.2.

“Conversion Failure” has the meaning attributed thereto in Section 3.2.

“Conversion Price” means US$0.10 per Common Share.

“Conversion Right” has the meaning attributed thereto in Section 3.1.

“Conversion Shares” means the shares of Common Stock issued to a holder of a Debenture upon conversion of a Debenture in accordance with the terms and conditions of the Debenture.

“Corporate Event” has the meaning attributed thereto in Section 3.3.

“Debenture” means this unsecured convertible debenture.

“Dilutive Issuance” has the meaning attributed thereto in Section 3.3.

“Event of Default” has the meaning attributed thereto in the Securities Purchase Agreement.

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“Exchange Cap” has the meaning attributed thereto in Section 3.3.

 “Exchange” means the Canadian Securities Exchange or such other stock exchange on which the Common Stock are listed and posted for trading.

“Exchange Act” has the meaning attributed thereto in Section 3.1.

“FG Agency” means FG Agency Lending LLC, the agent for Bomind Holdings LLC in accordance with the Loan Agreement.

“Independent Accountant” means Sadler, Gibb & Associates, LLC.

“Inter-Creditor Agreement” means the Inter-Creditor Agreement entered into between the Lender and FG Agency, the agent for Bomind Holdings LLC.

“Interest Amount” means any interest amount accrued but unpaid in accordance with the provisions of this Debenture.

“Interest Rate” means eight (8%) per annum.

“Issue Date” has the meaning attributed thereto in Section 3.2(1).

“Lender” has the meaning attributed thereto in the Debenture.

“Loan Agreement“ means that certain loan agreement entered into among the Borrower, its subsidiaries, FG Agency and Bomind Holdings LLC, dated July 19, 2021, as amended on November 30, 2021 and June 14, 2022.

“Maturity Date” means the date that is five years from the date of issuance of this Debenture.

“Merger” means any transaction (whether by way of arrangement, amalgamation, merger, transfer, sale or lease) whereby all or substantially all of the Borrower’s assets would become the property of any other Person, or, in the case of any such arrangement, amalgamation or merger, of the continuing corporation or other entity resulting therefrom.

“Obligations” has the meaning attributed thereto in the Debenture.

“Offering” means the offering of Debentures in the aggregate principal amount of up to US$3,500,000, which may be upsized to US$4,000,000, subject to the prior written consent of FG Agency, to be issued by the Borrower, pursuant to the Securities Purchase Agreement.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof .

“Principal Amount” has the meaning attributed thereto in the Debenture.

“Purchase Agreement” means the Securities Purchase Agreement by and between the Borrower and the Lender of even date herewith.

“Purchase Rights” has the meaning attributed thereto in Section 3.3.

“Reserve Amount Failure” has the meaning attributed thereto in Section 3.8.

“Reserved Amount” has the meaning attributed thereto in Section 3.8.

“SEC” means the Securities and Exchange Commission.

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“Securities Purchase Agreement” means the convertible debenture purchase agreement entered into among the Borrower and [●], dated December 19, 2022.

“Taxes” means any present or future income and other taxes, levies, rates, royalties, deductions, withholdings, assessments, fees, dues, duties, imposts and other charges of any nature whatsoever, together with any interest and penalties, additions to tax and other additional amounts, levied, assessed or imposed by any governmental authority.

“Trading day” means a day on which the Exchange is open for trading (or if the Borrower’s Common Stock are not then listed on the Exchange, such other recognized stock exchange or quotation system on which the Common Stock may trade or be quoted).

“U.S. Securities Act” has the meaning attributed thereto in Section 3.5.

Section 1.2 Headings

The inclusion of headings in this Debenture is for convenience of reference only and shall not affect the construction or interpretation hereof.

Section 1.3 Currency

Unless otherwise indicated, all amounts in this Debenture are stated and shall be paid in the lawful currency of the United States.

Section 1.4 Number, Gender and Persons

Unless the context otherwise requires, words importing the singular in number only shall include the plural and vice versa, words importing the use of gender shall include the masculine, feminine and neuter genders and words importing Persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

Section 1.5 Severability

If any provision of this Debenture is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each such provision shall be interpreted in such a manner as to render them valid, legal and enforceable to the greatest extent permitted by applicable law. Each provision of this Debenture is declared to be separate, severable and distinct.

Section 1.6 Entire Agreement

This Debenture, including any schedules attached hereto, constitutes the entire agreement between the Borrower and the Lender relating to the subject matter hereof, and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements, understandings, conditions or collateral agreements, whether oral or written, express or implied, with respect to the subject matter hereof.

ARTICLE II

PAYMENT OF PRINCIPAL, INTEREST AND OTHER CONSIDERATIONS

Section 2.1 Repayment of Principal

(1) The Borrower, for value received, hereby acknowledges itself indebted and promises to pay, subject to ARTICLE III below, to the Lender or any subsequent holder or holders of this Debenture, the Principal Amount in the lawful money of United States of America on the Maturity Date or such other time specified herein, at such places as the Lender may designate by notice in writing to the Borrower.

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Section 2.2 Interest Payable

This Debenture shall bear interest commencing on the Issue Date at 8% per annum, which shall accrue monthly, compound annually, and shall be payable on the Maturity Date of the Debenture.

ARTICLE III

CONVERSION

Section 3.1 Conversion Right.

(1) Subject to this ARTICLE III, the Lender shall have the right at any time prior to the Maturity Date, to convert all or any portion of the Principal Amount and/or any Interest Amount, into fully paid and non-assessable Common Stock at the Conversion Price (the “Conversion Right”), provided, however, that in no event shall the Lender be entitled to convert any portion of this Debenture in excess of that portion of this Debenture upon conversion of which the sum of (a) the number of Common Stock beneficially owned by the Lender and its affiliates (other than Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Debenture or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein), and (b) the number of Common Stock issuable upon the conversion of the portion of this Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Lender and its affiliates of more than 9.99% of the then outstanding Common Stock of the Borrower. For purposes of the proviso set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G promulgated thereunder, except as otherwise provided in clause (1) of such proviso, provided, however, that the limitations on conversion may be waived by the Lender upon, at the election of the Lender, not less than 61 days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The Conversion Price shall be subject to adjustment as provided in Section 3.3.

(2) The Conversion Right shall extend only to the maximum number of whole Common Stock into which the Principal Amount and/or any Interest Amount of this Debenture or any part thereof may be converted in accordance with this Section 3.1. The Borrower shall not be required to issue fractional Common Stock upon the conversion of the Debenture pursuant to this ARTICLE III with any factional amounts rounded down to the nearest whole number without any compensation to the Lender for any fractional amounts.

Section 3.2 Conversion Procedure

(1) The Conversion Right may be exercised by the Lender by completing and signing the notice of conversion (the “Conversion Notice”) attached hereto as Schedule B, and delivering the Conversion Notice and this Debenture to the Borrower. The Conversion Notice shall provide that the Conversion Right is being exercised, shall specify the Principal Amount being converted and/or any Interest Amount being converted (the “Conversion Amount”) and shall set out the date “on which Common Stock are to be issued upon the exercise of the Conversion Right (the “Issue Date”) (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on which the Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Issue Date and the Common Stock issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within two (2) Business Days after the Issue Date, a certificate for the required number of Common Stock shall be issued to the Lender. If less than all of the Principal Amount and any Interest Amount of this Debenture is the subject of the Conversion Right, then within ten (10) Business Days after the Issue Date, the Borrower shall deliver to the Lender a replacement Debenture in the form hereof in the principal amount of the unconverted principal balance and any accrued unconverted interest hereof, and this Debenture shall be cancelled. If the Conversion Right is being exercised in respect of the entire Principal Amount and all of the Interest Amount of this Debenture, this Debenture shall be cancelled.

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(2) If the Borrower shall fail for any reason or for no reason to issue to the Lender on or prior to ten (10) Business Days from the date on which the Conversion Notice is received by the Borrower a certificate for the number of Conversion Shares or to which the Lender is entitled hereunder and register such Conversion Shares on the Borrower’s share register or to credit the Lender’s balance account with CDS for such number of Conversion Shares to which the Lender is entitled upon the Lender’s conversion of any portion this Debenture (a “Conversion Failure”), then, in addition to all other remedies available to the Lender, (i) the Borrower shall pay to the Lender an amount in cash or in shares of Common Stock of the Company, at the sole discretion of the Company, with the price per share based on the ten (10) trading day volume weighted average price of the Company’s Common Stock prior to the date of the Conversion Failure, on each day after the Issue Date and during such Conversion Failure equal to 2.0% of the product of (A) the sum of the number of Conversion Shares not issued to the Lender on or prior to the Issue Date and to which the Lender is entitled and (B) the closing sale price of the Common Stock on the Business Day immediately preceding the last possible date which the Borrower could have issued such Conversion Shares to the Lender without violating this Section 3.2(2), and (ii) the Lender, upon written notice to the Borrower, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Debenture that has not been converted pursuant to such Conversion Notice; provided that the voiding of an Conversion Notice shall not affect the Borrower’s obligations to make any payments which have accrued prior to the date of such notice. In addition to the foregoing, if on or prior to ten (10) Business Days from the date on which the Conversion Notice is received by the Borrower, the Borrower shall fail to issue and deliver a certificate to the Lender and register such Conversion Shares on the Borrower’s share register or credit the Lender’s balance account with CDS for the number of Conversion Shares to which the Lender is entitled upon the Lender’s exercise hereunder or pursuant to the Borrower’s obligation pursuant to clause (1) above, and if on or after such Business Day the Lender purchases (in an open market transaction or otherwise) Common Stock, provided that the Conversion Shares have been registered under the U.S. Securities Act, to deliver in satisfaction of a sale by the Lender of Common Stock issuable upon such exercise that the Lender anticipated receiving from the Borrower, then the Borrower shall, within two (2) Business Days after the Lender’s request and in the Lender’s discretion, either (i) pay cash to the Lender in an amount equal to the Lender’s total purchase price (including brokerage commissions and other reasonable and customary out-of-pocket expenses, if any) for the Common Stock so purchased (the “Buy-In Price”), at which point the Borrower’s obligation to deliver such certificate (and to issue such Conversion Shares) or credit such Lender’s balance account with CDS for such Conversion Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Lender a certificate or certificates representing such Conversion Shares or credit such Lender’s balance account with CDS and pay cash to the Lender in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Stock, times (B) the closing sales price of the Common Stock on the date of exercise. Nothing shall limit the Lender’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing the Conversion Shares upon the conversion of this Debenture as required pursuant to the terms hereof.

Section 3.3 Adjustments

If and whenever the Common Stock will be subdivided into a greater or consolidated into a lesser number of shares, or in the event of any payment by the Borrower of a stock dividend (other than a dividend paid in the ordinary course), the exercise price will be decreased or increased proportionately as the case may be.  Upon any such subdivision, consolidation, payment of a stock dividend or rights offering, the number of shares deliverable upon conversion of this Debenture and the Conversion Price will be increased or decreased proportionately as the case may be such that in all cases the Lender is entitled to receive the same proportion of Common Stock upon conversion as it was entitled to receive prior to the subdivision, or consolidation payment of a stock dividend.

If, at any time when all or any portion of this Debenture is issued and outstanding, the Borrower issues any convertible securities or rights to purchase stock, warrants, securities or other property (the “Purchase Rights”) pro rata to the record holders of any class of Borrower securities, then the Lender will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Lender could have acquired if Lender had held the number of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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In case of any reclassification of the capital of the Borrower, or in the case of the merger, reorganization or amalgamation of the Borrower with, or into any other company (including, for greater certainty, any triangular or three-cornered merger or amalgamation to which the Borrower is party) or of the sale of substantially all of the property and assets of the Borrower to any other company (in each case, a “Corporate Event”), the Conversion Right will, after such Corporate Event, confer the right to convert into that number of shares or other securities or property of the Borrower or of the company resulting from such Corporate Event, or to which such sale will be made, as the case may be, which the Lender would then hold if the Lender had exercised the Lender’s Conversion Right before the Corporate Event; and in any such case, if necessary, appropriate adjustments will be made in the application of the provisions set forth in this Section 3.3 with respect to the rights and interest thereafter of the Lender to the end that the provisions set forth in this Section 3.3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any Common Stock or other securities or property thereafter deliverable on the conversion of this Debenture.

The adjustments provided for in this Section 3.3 are cumulative.  Notwithstanding anything in this Debenture to the contrary, and in addition to the beneficial ownership limitations provided herein, the total number of Common Stock that may be issued under this Note, shall be limited to 19.99% of the Borrower’s outstanding Common Stock as of the date hereof (the “Exchange Cap”), unless stockholder approval is obtained to issue more than the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

Section 3.4 Determination of Adjustments

If any question will at any time arise with respect to any adjustments to be made under Section 3.3, such question will be conclusively determined by the Independent Accountant, who will have access to all appropriate records, and such determination will be binding upon the Borrower and the Lender.

Section 3.5 Resale Restrictions

This Debenture and the Conversion Shares to be issued upon its conversion have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States.

Any Conversion Shares issued upon conversion of this Debenture will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act.  The certificates or other instruments representing such Conversion Shares, as well as all certificates or other instruments issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or instrument, the following legend (or substantially equivalent language) restricting transfer in the following manner in the United States:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any Conversion Shares issued upon conversion of this Debenture prior to the date that is four months and one day after the date of issuance of the Debenture will bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE APRIL 20, 2023.

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The Lender agrees to sell, assign or transfer such Conversion Shares only in accordance with the requirements of all such legends and all applicable corporate laws and securities laws.

Section 3.6 Entitlement to Payment of Interest Amount

The Lender, on surrender of the Debenture for conversion, in whole or in part, in accordance with this Debenture shall be entitled to any Interest Amount payable on the Conversion Amount to the Issue Date unless the Lender decides to convert any Interest Amount into Conversion Shares.

Section 3.7 Borrower to Reserve Common Stock

The Borrower covenants with the Lender that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Conversion Right, and conditionally allot to the Lender, the number of Common Stock as shall then be issuable upon the conversion of this Debenture (the “Reserved Amount”).  The Borrower covenants with the Lender that all Conversion Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.  In the event that the Borrower shall be unable to reserve the entirety of the Reserved Amount at any time (a “Reserve Amount Failure”), the Borrower shall promptly take all actions necessary to increase its authorized share capital to accommodate the Reserved Amount (the “Authorized Share Increase”), including without limitation, all board of directors actions and approvals and promptly (but no less than sixty (60) days following the calling and holding a special meeting of its shareholders no more than seventy-five (75) days following the Reserve Amount Failure to seek approval of the Authorized Share Increase via the solicitation of proxies. The Borrower represents that upon issuance, the Conversion Shares issued upon any conversion of this Debenture will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of Conversion Shares into which this Debenture shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of this Debenture. The Borrower agrees that its issuance of this Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates or cause the Borrower to electronically issue Common Stock to execute and issue the necessary certificates for the Conversion Shares or cause the Conversion Shares to be issued as contemplated by the terms and conditions of this Debenture.

Section 3.8 Certificate as to Adjustment

The Borrower shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 3.3, deliver an officer’s certificate to the Lender specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Such certificate shall be binding and determinative of the adjustment to be made, absent manifest error or the Lender’s right to challenge the Borrower’s calculation or compliance with the foregoing adjustment provisions.  If the Lender challenges the Borrower’s calculation or compliance with the foregoing adjustment provisions, the parties will attempt to resolve their disagreement within 30 days of the date the Lender provides notice to the Borrower of its disagreement.  If the parties are unable to resolve their disagreement within such 30-day period, the Lender may refer such matter to the Independent Accountant, whose determination in such matter will be binding on the Lender and Borrower.

Section 3.9 Shareholder of Record

                For all purposes, on the Issue Date or the applicable date specified in Section 3.2 the Lender shall be deemed to have become the holder of record of the Conversion Shares into which the Principal Amount and/or any Interest Amount of this Debenture (or a portion thereof) is converted in accordance with Section 3.2.

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ARTICLE IV
COVENANTS OF THE BORROWER

Section 4.1 Positive Covenants

The Borrower covenants and agrees, for as long this Debenture remains outstanding, that:

(1) Maintain Corporate Existence. The Borrower shall maintain its corporate existence, and preserve its rights, powers, licenses and privileges which are necessary or material to the conduct of its business, and not materially change the nature of its business;

(2) Compliance with Laws. The Borrower shall comply in all material respects with all applicable laws, rules, governmental restrictions and regulations;

(3) Payment of Taxes. The Borrower shall pay and discharge promptly all Taxes assessed or imposed upon it or its property as and when the same become due and payable save and except where it contests in good faith the validity thereof by proper legal proceedings;

(4) Payment of Obligations. The Borrower shall pay all principal and other amounts owing to the Lender hereunder promptly when due;

(5) Performance of Covenants. The Borrower shall promptly perform and satisfy all covenants and obligations to be performed by it under this Debenture;

(6) Certain Transactions. The Borrower hereby covenants and agrees that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, and will at all times in good faith carry out all the provisions of this Debenture and take all action as may be required to protect the rights of the Lender.

(7) Maintain Listing. The Borrower shall use reasonable commercial efforts to maintain the listing of the Common Stock on the Exchange and to maintain the Borrower’s status as (A) a “reporting issuer” under the Applicable Securities Laws of the Provinces of British Columbia and Ontario, and (B) having its Common Stock registered as a class pursuant to Section 12(g) or 12(b) of the Exchange Act;

(8) Notice of Event of Default. The Borrower shall promptly, and in any event within five (5) Business Days after a responsible officer of the Borrower becoming aware, give notice to the Lender of the existence of any Event of Default.

ARTICLE V
EVENTS OF DEFAULT

Section 5.1 Events of Default

(1) If an Event of Default shall occur and be continuing and the Borrower shall fail forthwith to pay the amounts owing hereunder, subject to the terms and conditions of the Loan Agreement and the Inter-Creditor Agreement, the Lender shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Borrower or other obligors upon this Debenture and collect in the manner provided by law out of the property of the Borrower or other obligors upon this Debenture wherever situated the monies adjudged or decreed to be payable. In addition, subject to the terms and conditions of the Loan Agreement and the Inter-Creditor Agreement, the Lender may, in their discretion, proceed to protect and enforce the rights vested in them by this Debenture by such appropriate judicial proceedings as the Lender shall deem most effectual to protect and enforce any of such rights, either at law or in equity and either in bankruptcy or otherwise.

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(2) The Lender may, by instrument in writing signed by the Lender or by an authorized officer of the Lender, but not otherwise, waive any breach by the Borrower of any of the provisions contained in this Debenture or any default by the Borrower in the observance or performance of any covenant, agreement or condition required to be kept, observed or performed by the Borrower under the terms of this Debenture; provided always that no act or omission of the Lender in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or to affect the rights of the Lender resulting therefrom.

ARTICLE VI

MUTILATION, LOSS, THEFT OR DESTRUCTION OF DEBENTURE CERTIFICATE

In case this Debenture certificate shall become mutilated or be lost, stolen or destroyed, the Borrower shall issue and deliver a new replacement Debenture certificate upon surrender and cancellation of the mutilated Debenture certificate or, in the case of a lost, stolen or destroyed Debenture certificate, in lieu of and in substitution for the same.  In the case of loss, theft or destruction, the applicant for a substituted Debenture certificate shall furnish to the Borrower such evidence of the loss, theft or destruction of the Debenture certificate as shall be satisfactory to the Borrower in its discretion and shall also furnish an indemnity and surety bond satisfactory to the Borrower in its discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture certificate.

ARTICLE VII

GENERAL

Section 7.1 Taxes

All payments made by the Borrower to the Lender under this Debenture shall be made free and clear of, and without deduction for or on account of, any withholding Taxes now or hereafter imposed by any official body in any jurisdiction.  If any such withholding Taxes are required to be withheld or deducted from any amounts payable by the Borrower to the Lender hereunder, the Borrower shallwithin the time period for payment permitted by applicable law, pay to the appropriate governmental body the full amount of such withholding Taxes and make such reports and filings in connection therewith in the manner required by applicable law.

Upon the request of the Lender, the Borrower shall furnish to the Lender the original or a certified copy of a receipt for (or other satisfactory evidence as to) the payment of the withholding Taxes (if any) payable in respect of such payment.  Nothing herein is intended to require payment by the Borrower to or for the Lender in respect of any Taxes payable by the Lender in respect of Taxes on the Lenders’ own income, capital, capital gains, dividends, or other earnings realized pursuant to payments made pursuant to the terms of this Debenture.

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Section 7.2 Notice

Unless otherwise expressly provided in this Debenture, any notice or other communication to be given under this Debenture shall be in writing addressed as follows:

(a)	If to the Borrower, to:

Body and Mind Inc.

750 – 1095 West Pender Street

Vancouver, BC

V6E 2M6

Attention: Michael Mills

Email: mmills@bodyandmind.com

with a copy (for informational purposes only and not constituting notice) to:

McMillan LLP

1500 – 1055 West Georgia Street

PO Box 11117

Vancouver, BC V6E 4N7

Attention: Michael Shannon

Email: michael.shannon@mcmillan.ca

(b)

 If to the Lender, to:

[●]

[●]

[●]

Attention: [●]

Email: [●]

with a copy (for informational purposes only and not constituting notice) to:

Akerman LLP

500 West 5th Street, Suite 1210

Austin, TX 78701

Attention: Marc Adesso

Email: marc.adesso@akerman.com

or to such other address as any of the parties may designate by notice given to the others.

Each notice or other communication given under this Debenture shall be personally delivered to the addressee or sent by means of electronic transmission to the addressee and: (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by means of electronic transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

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Section 7.3 Merger of Borrower

By its acceptance hereof, each of the Borrower and the Lender acknowledges and agrees that in the event of any transaction (whether by way of arrangement, amalgamation, merger, transfer, sale or lease) whereby all or substantially all of the Borrower’s assets would become the property of any other Person, or, in the case of any such arrangement, amalgamation or merger, of the continuing corporation or other entity resulting therefrom; occurs, then all references herein to the Borrower shall extend to and include the entity resulting therefrom or which thereafter will carry on the business of the Borrower.

Section 7.4 Amendments

This Debenture may not be amended or otherwise modified except by an instrument in writing executed by the Borrower and the Lender.

Section 7.5 Waivers

The Lender shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Lender.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by the Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

Section 7.6 Transfer of Debenture

No transfer of this Debenture shall be valid unless made in accordance with applicable laws, including all Applicable Securities Laws.  If the Lender intends to transfer this Debenture or any portion thereof, it shall deliver to the Borrower the transfer form attached to this Debenture as Schedule C, duly executed by the Lender.  Upon compliance with the foregoing conditions and the surrender by the Lender of this Debenture, the Borrower shall execute and deliver to the applicable transferee a new Debenture registered in the name of the transferee.  If less than the full Principal Amount of this Debenture is transferred, the Lender shall be entitled to receive, in the same manner, a new Debenture registered in its name evidencing the portion of the Principal Amount of this Debenture not so transferred.  Prior to registration of any transfer of this Debenture, the Lender and the applicable transferee shall be required to provide the Borrower with necessary information and documents, including certificates and statutory declarations, as may be required to be filed under applicable laws.

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Section 7.7 Release and Discharge

If the Lender exercises all conversion rights attached to this Debenture pursuant to ARTICLE III hereof or if the Borrower pays all of the Obligations in full to the Lender, the Lender shall release this Debenture and the Borrower shall be, and shall be deemed to have, discharged of all its obligations under this Debenture.

Section 7.8 Successors and Assigns

This Debenture shall enure to the benefit of the Lender and its successors and assigns, and shall be binding upon the Borrower and its successors and permitted assigns.

Section 7.9 Time

Time shall be of the essence of this Debenture.

Section 7.10 Governing Law

This Debenture shall be governed by and interpreted in accordance with the laws of the State of Nevada applicable therein.

Section 7.11 Further Assurances

The Borrower shall forthwith, at its own expense and from time to time, do or file, or cause to be done or filed, all such things and shall execute and deliver all such documents, agreements, certificates and instruments reasonably requested by the Lender or its counsel as may be necessary or desirable to complete the transactions contemplated by this Debenture and carry out its provisions and intention.

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SCHEDULE B

FORM OF CONVERSION NOTICE

TO: BODY AND MIND INC. (the “Company”)

Pursuant to the Unsecured Convertible Debenture (the “Debenture”) of the Company issued to the undersigned on December 19, 2022, the undersigned hereby notifies the Company that $___________________________ of the principal amount outstanding and $________________________ of the interest amount accrued under the Debenture shall be converted into Common Stock of the Company, all in accordance with the terms of the Debenture on December 19, 2022. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned hereby directs that the Common Stock subscribed for be registered and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF COMMON SHARES

DATED this _________ day of _______________, 20_____.

In the presence of:

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

Please print below your name and address in full.

Legal Name

Address

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SCHEDULE C

FORM OF TRANSFER

TO: BODY AND MIND INC. (the “Company”)

FOR VALUE RECEIVED, the undersigned (the “Transferor”) hereby sells, assigns and transfers unto __________________________________________________________________________________ (include name and address of the transferee) (the “Transferee”) $_______________ principal amount of Unsecured Convertible Debenture of the Company registered in the name of the undersigned on the register of the Borrower maintained therefor, and hereby irrevocably appoints _________________________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Company with full power of substitution.

The Transferor hereby certifies that (check either A or B):

_____	(A)

 if the Transferee is (i) a U.S. person, (ii) a person in the United States, or (iii) a person who is acting for the account or benefit of a U.S. person or a person in the United States, the transfer of the Debentures is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance satisfactory to the Company to the effect that the transfer of the Debentures is exempt from the registration requirements of the U.S. Securities Act; or

	(B)	the transfer of the Debentures is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)

the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)

the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Debentures;

(4)

the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Debentures are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)

the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

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Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.  If Option B is checked, the Company may, in its sole discretion, require the Transferor or the Transferee to furnish a written opinion of U.S. legal counsel or other documentation acceptable to the Company to the effect that the transfer of the Debentures is excluded from the registration requirements of the U.S. Securities Act.

DATED this _______ day of ___________________, 20___.

Signature of Transferor guaranteed by:

Medallion Signature Guarantee Stamp of Transferor	Signature of Transferor

(print name of Transferor)

Authorized Officer
(if applicable, print name of signatory and office)

Name of Institution

Address of Transferor

INSTRUCTIONS FOR TRANSFER

Signature of the Debenture Holder must be the signature of the person appearing on the face of this Debenture Certificate.

If the Form of Transfer is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Form of Transfer must be guaranteed by one of the following methods:

In Canada and the US: a Medallion Guarantee obtained from a member of an acceptable Medallion Guarantee Program (STAMP,SEMP or MSP). Many banks, credit unions and broker dealers are members of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Medallion Guaranteed”.

In Canada: a Signature Guarantee obtained from a major Canadian Schedule I bank that is not a member of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Signature Guaranteed”.

Outside Canada and the US: Holders must obtain a guarantee from a local financial institution that has a corresponding affiliate in Canada or the US that is a member of an acceptable Medallion Guarantee Program. The corresponding affiliate must overguarantee the guarantee provided by the local financial institution.

The Debenture shall only be transferable in accordance with all applicable laws.

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TRANSFEREE ACKNOWLEDGMENT

The Transferee acknowledges and agrees that the Debentures may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act.  The Debenture Certificate, and each certificate representing Common Shares issuable upon conversion thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Debenture Certificate, unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Common Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act and the applicable state securities laws.  The holder acknowledges and agrees that the Debentures represented by this Debenture Certificate, and the Common Shares issuable upon conversion thereof, constitute “restricted securities” under the U.S. Securities Act.

If the Transferee acquires the Debentures pursuant to a resale transaction pursuant to Rule 904 of Regulation S under the U.S. Securities Act, then the Transferee acknowledges that the Debentures still continue to be deemed restricted securities and will continue to bear restrictive legends.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company and its transfer agent), the securities represented thereby are not, at such time, required by law to bear such legend.

The Transferee acknowledges that it shall notify the Company prior to any transfer of the Debentures if the representations, warranties and certifications contained in the Form of Transfer are no longer true and correct.

DATED the ___ day of __________, 20__
In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Capacity of Authorized Representative)

The Debentures and the Common Shares issuable upon conversion of the Debentures shall only be transferable in accordance with applicable laws.  The Debentures may only be converted in the manner required by the Debenture Certificate and the Conversion Notice attached thereto.  Any securities acquired pursuant to the conversion of the Debentures shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

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